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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 2, 2007
                           __________________________

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           __________________________

            NEVADA                         0-23511               87-0412182
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
                         (Registrant's telephone number,
                              including area code)

          (Former Name or Former Address, if Changed Since Last Report)
                           __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         On July 2, 2007, Integrated Healthcare Holdings, Inc. (the "Company") issued an aggregate of 49,538,286 shares of its common stock upon exercise of outstanding warrants of the Company. The Company issued 39,789,788 shares of common stock to Kali P. Chaudhuri, M.D. and 9,748,498 shares of common stock to William E. Thomas pursuant to the exercise of warrants, dated January 31, 2005, held by each of them.

         Of these shares, an aggregate of 28,746,857 shares of common stock were issued to Messrs. Chaudhuri and Thomas pursuant to the "net exercise" provisions of their warrants, effective February 6, 2007. An aggregate of 20,791,429 shares were issued pursuant to the cash exercise provisions of their warrants effective July 2, 2007. Payment for the "net exercise" shares consisted of cancellation of warrants to acquire an aggregate of 283,499 shares of common stock. Payment for the cash exercise shares consisted of an aggregate of $575,755 in cash received by the Company from Messrs. Chaudhuri and Thomas.

         The above issuances of securities were not registered under the Securities Act of 1933, as amended (the "Act"). The securities were issued in private transactions exempt from registration pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.
         ---------

EXHIBIT NUMBER                     DESCRIPTION

99.1 Forms of Warrants, dated January 31, 2005, issued to each of Kali P. Chaudhuri M.D. and William E. Thomas (incorporated by reference to Exhibit B-1 and B-2 to Rescission, Restructuring and Assignment Agreement filed as Exhibit 99.1 to the Form 8-K of the Registrant dated February 2, 2005).


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2007

                              INTEGRATED HEALTHCARE HOLDINGS, INC.

                              By: /s/ Steven Blake
                                  -----------------------------
                                  Steven Blake
                                  Chief Financial Officer



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